UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026

BIOMX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-3876	82-3364020
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

850 New Burton Road, Suite 201, Dover, DE 19904

(Address of principal executive offices)

972 52 437 4900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Warrant

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 29, 2025 (the “Prior 8-K”), on December 26, 2025, BiomX Inc. (the “Company”) entered into a Securities Purchase Agreement, with an investor (the “Investor”), pursuant to which the Company agreed to issue and sell in a private placement, up to 3,300 shares of the Company’s Series Y Convertible Preferred Stock, par value $0.0001 per share, and a warrant (the “Warrant”) to purchase up to 3,300,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an initial exercise price of $2.00 per share, which expires five years from the date of issuance.

On March 13, 2026, the Company and the Investor entered into an amendment to the Warrant (the “Warrant Amendment”), pursuant to which, the Investor and the Company agreed to (i) amend the term of the Warrant, such that the Warrant will expire on December 31, 2026, (ii) reduce the exercise price of the Warrant from $2.00 to $1.00 per share, and (iii) revise the method of determining the number of shares of Common Stock issuable upon a cashless exercise of the Warrant such that the number of shares of Common Stock issuable upon cashless exercise will be determined by reference, where applicable, to the lowest VWAP on the five (5) trading days immediately preceding the date on which the notice of exercise is submitted to the Company, rather than the VWAP on the day immediately preceding the date on which the notice of exercise is submitted. No proportional adjustment to the number of shares of Common Stock issuable upon exercise of the Warrants was made as a result of the Warrant Amendment.

The descriptions of the terms of the Warrant contained in Item 1.01 of the Prior 8-K are incorporated herein by reference. In addition, the foregoing summary of the Warrant Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the Warrant Amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On March 19, 2026, the Company issued a press release relating to the Warrant Amendment and general business updates. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Amendment to Warrant.
99.1	Press release dated March 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

Date: March 19, 2026	By:	/s/ Michael Oster
	Name:	Michael Oster
	Title:	Chief Executive Officer

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